Property and Equipment	6 Months Ended	12 Months Ended
	Jun. 30, 2015	Dec. 31, 2014
Property and Equipment
Property and Equipment

6. Property and Equipment

	June 30, 2015	December 31, 2014
	(in thousands)
Oil and gas properties, on the basis of full-cost accounting:
Proved properties	$3,527,182	$3,398,146
Unevaluated properties	31,778	44,535
Other property and equipment	14,734	13,454
Less accumulated depreciation, depletion, amortization and impairment	(2,119,458)	(1,333,019)

Net property and equipment	$1,454,236	$2,123,116

Oil and Gas Properties

        The Company capitalizes internal costs directly related to exploration and development activities to oil and gas properties. During the three and six months ended June 30, 2015 and 2014, the Company capitalized the following (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Internal costs capitalized to oil and gas properties(1)	$2,613	$3,325	$4,915	$6,449
(1)
Inclusive of $0.4 million and $0.6 million of qualifying share-based compensation expense for the three months ended June 30, 2015 and 2014, respectively. For the six months ended June 30, 2015 and 2014, inclusive of $0.9 million and $1.2 million, respectively.

        The Company accounts for its oil and gas properties under the full cost method. Under the full cost method, proceeds from the sale or disposition of oil and gas properties are accounted for as a reduction to capitalized costs unless a significant portion of the Company's reserve quantities are sold such that it results in a significant alteration of the relationship between capitalized costs and remaining proved reserves, in which case a gain or loss is generally recognized in income.

        The Company performs a ceiling test on a quarterly basis. The test establishes a limit (ceiling) on the book value of oil and gas properties. The capitalized costs of oil and gas properties, net of accumulated DD&A and the related deferred income taxes, may not exceed this "ceiling." The ceiling limitation is equal to the sum of: (i) the present value of estimated future net revenues from the projected production of proved oil and gas reserves, excluding future cash outflows associated with settling asset retirement obligations ("ARO") accrued on the balance sheet, calculated using the average oil and natural gas sales price received by the Company as of the first trading day of each month over the preceding twelve months (such prices are held constant throughout the life of the properties) and a discount factor of 10%; (ii) the cost of unevaluated properties excluded from the costs being amortized; (iii) the lower of cost or estimated fair value of unproved properties included in the costs being amortized; and (iv) related income tax effects. If capitalized costs exceed this ceiling, the excess is charged to expense in the accompanying condensed consolidated statements of operations.

        At June 30, 2015, capitalized costs exceeded the ceiling and the Company recorded an impairment of oil and gas properties of $498.4 million. During the six months ended June 30, 2015 and 2014, the Company recorded impairments of oil and gas properties of $673.1 million and $86.5 million, respectively. Impairments at June 30, 2015 and March 31, 2015 were primarily due to continued low commodity prices, which resulted in a reduction of the discounted present value of the Company's proved oil and natural gas reserves.

        Depreciation, depletion and amortization is calculated using the Units of Production Method ("UOP"). The UOP calculation multiplies the percentage of estimated proved reserves produced by the cost of those reserves. The result is to recognize expense at the same pace that the reservoirs are estimated to be depleting. The amortization base in the UOP calculation includes the sum of proved property costs net of accumulated depreciation, depletion, amortization and impairment, estimated future development costs (future costs to access and develop proved reserves) and asset retirement costs that are not already included in oil and gas property, less related salvage value. The following table presents depletion expense related to oil and gas properties for the three and six months ended June 30, 2015 and 2014, respectively:

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	2015	2014	2015	2014	2015	2014
	(in thousands)		(per Boe)		(in thousands)		(per Boe)
Depletion expense	$54,359	$70,323	$17.63	$24.22	$111,964	$136,527	$18.18	$24.76
Depreciation on other property	896	751	0.29	0.25	1,719	1,448	0.28	0.26

Depreciation, depletion, and amortization	$55,255	$71,074	$17.92	$24.47	$113,683	$137,975	$18.46	$25.02

        Oil and gas unevaluated properties and properties under development include costs that are not being depleted or amortized. These costs represent investments in unproved properties. The Company excludes these costs until proved reserves are found, until it is determined that the costs are impaired or until major development projects are placed in service, at which time the costs are moved into oil and natural gas properties subject to amortization. All unproved property costs are reviewed at least quarterly to determine if impairment has occurred. Unevaluated property was $31.8 million and $44.5 million at June 30, 2015 and December 31, 2014, respectively.

Other Property and Equipment

        Other property and equipment consists of vehicles, furniture and fixtures, and computer hardware and software and are carried at cost. Depreciation is calculated principally using the straight-line method over the estimated useful lives of the assets, which range from five to seven years. Maintenance and repairs are charged to expense as incurred, while renewals and betterments are capitalized.

Sale of Dequincy Assets

        On April 21, 2015, the Company closed on the sale of its ownership interest in developed and undeveloped acreage in the Dequincy area located in Beauregard and Calcasieu Parishes, Louisiana for $44.0 million to Pintail Oil and Gas LLC. The net proceeds of approximately $42.4 million, which was net of customary closing adjustments, was reflected as a reduction of oil and natural gas properties, with no gain or loss recognized. The proceeds from the sale have been and will continue to be used for general corporate purposes.

6. Property and Equipment

        The Company's property and equipment as of December 31, 2014 and 2013 was as follows (in thousands):

	December 31, 2014	December 31, 2013
	(in thousands)
Oil and gas properties, on the basis of full-cost accounting:
Proved properties	$3,398,146	$2,817,062
Unevaluated properties	44,535	243,599
Other property and equipment	13,454	11,113
Less accumulated depreciation, depletion, amortization and impairment	(1,333,019)	(976,880)

Net property and equipment	$2,123,116	$2,094,894

        For the years ended December 31, 2014, 2013 and 2012, depletion expense related to oil and gas properties was $266.8 million, $248.2 million and $125.1 million, respectively and $22.75, $28.42 and $34.17 per barrel of oil equivalent ("Boe"), respectively. For the years ended December 31, 2014, 2013 and 2012, depreciation expense related to other property and equipment was $3.1 million, $2.2 million and $0.5 million, respectively.

        For the years ended December 31, 2014, 2013 and 2012, interest capitalized to unevaluated properties was $12.4 million, $32.2 million and $11.2 million, respectively. For the years ended December 31, 2014, 2013 and 2012, the Company capitalized $12.4 million, $8.4 million and $1.5 million, respectively, of internal costs to oil and gas properties, including $2.2 million, $1.4 million and $0.2 million, respectively, of qualifying share based compensation expense (see Note 11).